UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2009

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Effective January 1, 2009, Corporate Office Properties Trust (the “Registrant”) retrospectively adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements,” FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” and EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities.”  This resulted in the recording of certain adjustments to amounts previously reported, including changes that affected the Registrant’s previously reported net income attributable to common shareholders and earnings per common share.  These adjustments are described in further detail in Note 2 to the Consolidated Financial Statements included in Exhibit 99.4.  The Registrant is filing this Current Report on Form 8-K to update Items 6, 7, 7A and 8 of its 2008 Annual Report on Form 10-K and Exhibit 12.1 to its 2008 Annual Report on Form 10-K to reflect the retrospective effects of these adjustments.  The updates to the Registrant’s 2008 Annual Report on Form 10-K included in the attached exhibits do not attempt to modify or update any other disclosures set forth in the the Registrant’s 2008 Annual Report on Form 10-K filed on February 27, 2009, except as required to reflect the adjustments described above, and do not update or discuss any other developments affecting the Registrant subsequent to February 27, 2009.

Item 9.01.              Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).
99.1	Item 6. Selected Financial Data as of and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk.
99.4	Consolidated Financial Statements and Schedule III included in Item 8.
99.5	Exhibit 12.1. Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2009

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).
99.1	Item 6. Selected Financial Data as of and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 7A. Quantitative and Qualitative Disclosures about Market Risk.
99.4	Consolidated Financial Statements and Schedule III included in Item 8.
99.5	Exhibit 12.1. Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends.